UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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UnitedHealth Group Incorporated
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Your **Vote** Counts!

UNITEDHEALTH GROUP INCORPORATED

2021 Annual Meeting

For Holders as of April 9, 2021
Vote by June 6, 2021 11:59 PM ET
Shares held in the UnitedHealth Group 401(k) Savings Plan must be voted by June 2, 2021 11:59 PM ET



UNITEDHEALTH GROUP

UNITEDHEALTH GROUP INCORPORATED
9900 BREN ROAD EAST
MINNETONKA, MN 55343

D53522-P51703

It's time to vote your UNITEDHEALTH GROUP INCORPORATED shares!

You have the right to vote on proposals being presented at the 2021 Annual Meeting. **This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on June 7, 2021.**

Get informed before you vote

View the Notice of Annual Meeting, Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 24, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

June 7, 2021
11:00 a.m. Eastern Time

Virtually at:
www.virtualshareholdermeeting.com/UNH2021

*Please check the meeting materials for any special requirements for meeting attendance.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors **Nominees:**	
1a.	Richard T. Burke	For
1b.	Timothy P. Flynn	For
1c.	Stephen J. Hemsley	For
1d.	Michele J. Hooper	For
1e.	F. William McNabb III	For
1f.	Valerie C. Montgomery Rice, M.D.	For
1g.	John H. Noseworthy, M.D.	For
1h.	Gail R. Wilensky, Ph.D.	For
1i.	Andrew Witty	For
2.	Advisory approval of the Company's executive compensation.	For
3.	Ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2021.	For
4.	Approval of an amendment to the UnitedHealth Group 1993 Employee Stock Purchase Plan.	For
5.	If properly presented at the 2021 Annual Meeting of Shareholders, the shareholder proposal set forth in the proxy statement requesting a reduction of the share ownership threshold for calling a special meeting of shareholders.	Against

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D53523-P51703